Dreyfus
      Appreciation Fund, Inc.

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002


2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund produced a -8.98% total return.(1) For the same period, the total return of the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), was -13.15%.(2)

The stock market was hurt during the reporting period by deteriorating investor sentiment in the midst of several corporate accounting scandals. However, the fund did outperform its benchmark under these challenging conditions, primarily because of our focus on higher quality, blue chip stocks.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs. During the six-month reporting period, the fund maintained a turnover rate that was within our goal of limiting annual turnover to below 15% during normal market conditions.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund and market were influenced by deteriorating investor sentiment. When the reporting period began, investors were looking forward to an economic recovery, and the market had rallied off the lows established after the September 11 terrorist attacks. Soon thereafter, however, accounting scandals among a number of major U.S. corporations roiled the markets. As a result, investor sentiment turned negative, especially with regard to companies with complex finances, heavy debt loads or questionable earnings quality. In addition, investors were alternately optimistic and pessimistic about the strength and duration of the economic recovery.

In this environment, the fund benefited from its focus on large-cap companies with low debt levels and consistent earnings. A key part of our investment approach is to analyze carefully all aspects of a company's finances, including cash flow statements, balance sheets and income statements. This served the fund particularly well when accounting scrutiny intensified.

Consumer staples stocks contributed strongly to the fund's returns, both because of the fund's relatively heavy exposure to the sector and our successful security selection strategy. Longtime holdings, such as Procter & Gamble, Walgreen and Coca-Cola, performed well when investors flocked to companies with consistent earnings growth and products that dominate their markets. Procter & Gamble continued to rebound as key products gained market share and the company recovered from earlier earnings disappointments. Coca-Cola benefited from rising sales volumes in global markets and successful new products in the U.S. water and juice categories.

The fund also benefited from its relatively light exposure to the information technology group, which fell sharply because of persistently weak customer demand. We believe that valuations of many information technology companies remain high, despite the sector's prolonged bear market. Although the fund's exposure to the troubled telecommunications group was in line with that of the S& P 500 Index, our focus within that sector on regional "Baby Bell" companies enabled the fund to achieve higher returns than those of the S&P 500 Index in this area.

4

On the other hand, the financial services sector detracted from the fund's performance. The fund's holdings of investment banks and transactional banks suffered from a downturn in the credit markets during the reporting period. We expect better business conditions for such companies as the economy gains momentum.

Changes to the fund during the reporting period included new positions in Kraft Foods and Anheuser-Busch Cos. Both companies are leaders in their industries, have improving business fundamentals and enjoy positive demographic outlooks. We sold the fund's position in EMC Corp. because of what we feel is greater price competition among data storage companies and continuing uncertainty in the information technology group.

What is the fund's current strategy?

We have continued to emphasize quality companies that we believe have strong long-term growth potential.

Despite recently challenging market conditions, we remain optimistic about stocks. The economic environment has improved steadily, driven by the consumer and characterized by low interest rates and low inflation. In our view, investors have not yet factored the benefits of a stronger economy into stock prices. What's more, we believe that the current controversy surrounding corporate accounting practices will ultimately be good for the market. Although it will take time, improvements in corporate disclosure and oversight should eventually restore investor confidence.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund  5

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

COMMON STOCKS--94.5%                                                                            Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
APPAREL--.7%

Christian Dior                                                                                  600,000               23,215,140

AUTOMOBILES & COMPONENTS--.5%

Ford Motor                                                                                      980,905               15,694,480

BANKING--.9%

SunTrust Banks                                                                                  450,000               30,474,000

CAPITAL GOODS--6.1%

Emerson Electric                                                                                850,000               45,483,500

General Electric                                                                              3,750,000              108,937,500

Honeywell International                                                                         825,000               29,064,750

Rockwell Automation                                                                             355,000                7,092,900

Rockwell Collins                                                                                355,000                9,734,100

                                                                                                                     200,312,750

DIVERSIFIED FINANCIALS--12.3%

American Express                                                                                900,000               32,688,000

Citigroup                                                                                     2,500,333  (a)          96,887,904

Federal Home Loan Mortgage                                                                      700,000               42,840,000

Federal National Mortgage Association                                                         1,900,000              140,125,000

JP Morgan Chase & Co.                                                                         1,650,000               55,968,000

Merrill Lynch                                                                                   770,000               31,185,000

                                                                                                                     399,693,904

ENERGY--9.9%

BP Amoco, ADR                                                                                 1,600,000               80,784,000

ChevronTexaco                                                                                   750,000               66,375,000

Exxon Mobil                                                                                   4,302,598              176,062,310

                                                                                                                     323,221,310

FOOD & DRUGS RETAILING--3.7%

Walgreen                                                                                      3,100,000              119,753,000

FOOD, BEVERAGE & TOBACCO--14.1%

Anheuser-Busch Cos.                                                                             500,000               25,000,000

Coca-Cola                                                                                     1,957,000              109,592,000

Kraft Foods                                                                                     800,000               32,760,000

Nestle, ADR                                                                                     900,000               52,425,000

PepsiCo                                                                                       2,050,000               98,810,000

Philip Morris Cos.                                                                            3,200,000              139,776,000

J. M. Smucker                                                                                    17,100                  583,623

                                                                                                                     458,946,623

6

COMMON STOCKS (CONTINUED)                                                                       Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--17.2%

Abbott Laboratories                                                                           1,350,000               50,827,500

Johnson & Johnson                                                                             2,800,000              146,328,000

Lilly (Eli)                                                                                     550,000  (a)          31,020,000

Merck & Co.                                                                                   1,845,000               93,430,800

Pfizer                                                                                        6,075,000              212,625,000

Roche Holding, ADR                                                                              300,000               22,500,000

Schering-Plough                                                                                 150,000                3,690,000

                                                                                                                     560,421,300

HOTELS, RESTAURANTS & LEISURE--1.3%

McDonald's                                                                                    1,475,000               41,963,750

HOUSEHOLD & PERSONAL PRODUCTS--4.5%

Colgate-Palmolive                                                                             1,050,000               52,552,500

Estee Lauder, Cl. A                                                                             500,000  (a)          17,600,000

Procter & Gamble                                                                                855,000               76,351,500

                                                                                                                     146,504,000

INSURANCE--5.4%

American International Group                                                                    623,700               42,555,051

Berkshire Hathaway, Cl. A                                                                           800  (b)          53,440,000

Marsh & McLennan Cos.                                                                           825,000               79,695,000

                                                                                                                     175,690,051

MEDIA--3.3%

AOL Time Warner                                                                               1,407,500  (b)          20,704,325

Fox Entertainment Group, Cl. A                                                                  882,700  (b)          19,198,725

McGraw-Hill Cos.                                                                              1,075,000               64,177,500

News Corp, ADR                                                                                  120,000                2,751,600

                                                                                                                     106,832,150

RETAILING--2.9%

Wal-Mart Stores                                                                               1,700,000               93,517,000

SOFTWARE & SERVICES--2.2%

Microsoft                                                                                     1,350,000  (b)          73,062,000

TECHNOLOGY HARDWARE & EQUIPMEMT--4.1%

Cisco Systems                                                                                 2,215,000  (b)          30,899,250

Intel                                                                                         5,000,000               91,350,000

International Business Machines                                                                 150,000               10,800,000

                                                                                                                     133,049,250

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--4.4%

BellSouth                                                                                     1,775,000               55,912,500

SBC Communications                                                                            1,925,192               58,718,356

Verizon Communications                                                                          750,000               30,112,500

                                                                                                                     144,743,356

TRANSPORTATION--1.0%

United Parcel Service, Cl. B                                                                    550,000  (a)          33,962,500

TOTAL COMMON STOCKS

   (cost $2,345,862,199)                                                                                           3,081,056,564
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.8%

Ford Motor Capital Trust II, Conv., 6.50%                                                       450,000               25,312,500

MEDIA--.5%

News, ADS, Cum., $4428                                                                          800,000               15,800,000

TOTAL PREFERRED STOCKS

   (cost $41,636,726)                                                                                                 41,112,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.66%, 7/5/2002                                                                              31,123,000               31,117,087

1.61%, 7/25/2002                                                                            100,000,000               99,891,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $131,009,921)                                                                                               131,008,087
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,518,508,846)                                                           99.8%            3,253,177,151

CASH AND RECEIVABLES (NET)                                                                          .2%                7,103,555

NET ASSETS                                                                                       100.0%            3,260,280,706

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JUNE 30, 2002, THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $3,430,507 AND
     THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS
     $3,557,960.


(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


8

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        2,518,508,846  3,253,177,151

Cash                                                                  1,665,558

Dividends and interest receivable                                     5,522,594

Collateral for securities loaned--Note 1(c)                           3,557,960

Receivable for shares of Common Stock subscribed                      3,466,950

Prepaid expenses                                                         96,080

                                                                  3,267,486,293
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,710,119

Due to Fayez Sarofim & Co.                                              745,767

Liability for securities loaned--Note 1(c)                            3,557,960

Payable for shares of Common Stock redeemed                             492,948

Accrued expenses                                                        698,793

                                                                      7,205,587
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,260,280,706
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,519,068,645

Accumulated undistributed investment income--net                     13,329,969

Accumulated net realized gain (loss) on investments                 (6,898,276)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                  734,780,368
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,260,280,706
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      94,250,890

NET ASSET VALUE, offering and redemption price per share ($)              34.59

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  9

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $297,441 foreign taxes withheld at source)   28,557,241

Interest                                                             1,180,391

TOTAL INCOME                                                        29,737,632

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,804,042

Sub-Investment advisory fee--Note 3(a)                               4,632,959

Shareholder servicing costs--Note 3(b)                               6,583,899

Prospectus and shareholders' reports                                   128,448

Custodian fees--Note 3(b)                                               82,979

Directors' fees and expenses--Note 3(c)                                 45,485

Registration fees                                                       33,007

Professional fees                                                       24,127

Loan commitment fees--Note 2                                            13,753

Miscellaneous                                                           54,630

TOTAL EXPENSES                                                      16,403,329

INVESTMENT INCOME--NET                                              13,334,303
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (6,898,456)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                              (330,945,276)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (337,843,732)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (324,509,429)

SEE NOTES TO FINANCIAL STATEMENTS.


10


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,334,303            24,871,836

Net realized gain (loss) on investments        (6,898,456)           12,073,489

Net unrealized appreciation
   (depreciation) on investments             (330,945,276)         (438,060,629)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (324,509,429)         (401,115,304)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (137,256)          (27,186,141)

Net realized gain on investments              (1,409,168)                 --

TOTAL DIVIDENDS                               (1,546,424)          (27,186,141)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 689,768,140        1,381,073,144

Dividends reinvested                            1,491,281           25,486,250

Cost of shares redeemed                      (499,444,547)      (1,429,931,945)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            191,814,874          (23,372,551)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (134,240,979)        (451,673,996)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,394,521,685        3,846,195,681

END OF PERIOD                               3,260,280,706        3,394,521,685

Undistributed investment income--net           13,329,969              132,922
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    18,134,293           35,005,246

Shares issued for dividends reinvested             38,252              668,621

Shares redeemed                              (13,212,825)          (35,965,213)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,959,720             (291,346)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                Six Months Ended
                                   June 30, 2002                                         Year Ended December 31,
                                                             -----------------------------------------------------------------------

                                      (Unaudited)            2001            2000            1999             1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                     38.02            42.93           45.73           42.07             32.38          25.58

Investment Operations:

Investment income--net                    .15(a)           .28(a)          .29(a)            .23(a)             .23            .25

Net realized and
   unrealized gain (loss)
   on investments                         (3.56)           (4.88)             .42            3.97              9.76           6.87

Total from Investment
   Operations                             (3.41)           (4.60)             .71            4.20              9.99           7.12

Distributions:

Dividends from investment
   income--net                          (.00)(b)            (.31)            (.29)           (.23)             (.23)          (.26)

Dividends from net realized
   gain on investments                     (.02)               --           (3.09)           (.31)             (.07)          (.06)

Dividends in excess
   of net realized gain

   on investments                             --               --            (.13)             --                --              --

Total Distributions                        (.02)            (.31)           (3.51)           (.54)              (.30)          (.32)

Net asset value,
   end of period                          34.59            38.02            42.93           45.73              42.07          32.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                       (8.98)(c)          (10.75)            1.80            9.97              30.85          27.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                  .47(c)              .91             .88             .88                .89            .87

Ratio of interest expense
   and loan commitment
   fee to average net assets            .00(c,d)           .00(d)             .01             .01                 --             --

Ratio of net
   investment income

   to average net assets                  .39(c)              .72             .64             .51                .75            .99

Portfolio Turnover Rate                   .61(c)             5.03            4.28           11.77               1.40           1.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                         3,260,281        3,394,522       3,846,196       4,742,081           4,162,016      1,977,638

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.


12


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund  13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,105 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

14

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $27,186,141. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund  15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:


  Average Net Assets                                                       Dreyfus                  Sarofim
  _________________                                                        _________                _______

  0 up to $25 million. . . . . . . . . . . . . . . . . . . . . . . . . .   .44 of 1%                .11 of 1%

  $25 million up to $75 million. . . . . . . . . . . . . . . . . . . . .   .37 of 1%                .18 of 1%

  $75 million up to $200 million . . . . . . . . . . . . . . . . . . . .   .33 of 1%                .22 of 1%

  $200 million up to $300 million. . . . . . . . . . . . . . . . . . . .   .29 of 1%                .26 of 1%

  In excess of $300 million. . . . . . . . . . . . . . . . . . . . . . .  .275 of 1%               .275 of 1%


(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2002, the fund was charged $4,289,546 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $583,456 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $82,979 pursuant to the custody agreement.

16

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $192,691,401 and $20,099,829, respectively.

At June 30, 2002, accumulated net unrealized appreciation on investments was $734,668,305, consisting of $834,395,138 gross unrealized appreciation and $99,726,833 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund  17

                                                           For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  141SA0602